5. FIXED ASSETS (Tables) - Quarterly	12 Months Ended	6 Months Ended
	Dec. 31, 2013	Jun. 30, 2014 Quarterly [Member]
Fixed Assets
December 31
Cost:
Computers	1,522
Total	1,522
Less: Accumulated depreciation	228
Property and equipment, net	$1,294

	June 30	December 31
Cost:
Computers	5,852	1,522
Office equipment	2,182
Total	8,034	1,522
Less: Accumulated depreciation	857	228
Property and equipment, net	$7,177	$1,294